UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 23, 2025
(Date of earliest event reported)

Wells Fargo Commercial Mortgage Trust 2025-5C7

(Central Index Key Number 0002093119)

(Exact name of issuing entity)

Wells Fargo Bank, National Association

(Central Index Key Number 0000740906)

JPMorgan Chase Bank, National Association

(Central Index Key Number 0000835271)

Zions Bancorporation, N.A.

(Central Index Key Number 0000109380)

BSPRT CMBS Finance, LLC

(Central Index Key Number 0001722518)

Societe Generale Financial Corporation

(Central Index Key Number 0001755531)

Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)
Goldman Sachs Mortgage Company

(Central Index Key Number 0001541502)

UBS AG

(Central Index Key Number 0001685185)

Wells Fargo Commercial Mortgage Securities, Inc.
(Central Index Key Number 0000850779)

(Exact name of registrant as specified in its charter)

North Carolina	333-282099-09	56-1643598
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

301 South College Street
Charlotte, North Carolina	28202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(704) 374-6161

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 18, 2025, Wells Fargo Commercial Mortgage Securities, Inc. (the “Registrant”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated and effective as of December 1, 2025 (the “Pooling and Servicing Agreement”), among the Registrant, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as a special servicer, CWCapital Asset Management LLC, as a special servicer, KeyBank National Association, as a special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer, of Wells Fargo Commercial Mortgage Trust 2025-5C7, Commercial Mortgage Pass-Through Certificates, Series 2025-5C7 (the “Certificates”).

The Certificates represent, in the aggregate, the entire beneficial ownership in Wells Fargo Commercial Mortgage Trust 2025-5C7 (the “Issuing Entity”), a common law trust fund formed on December 18, 2025 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets are twenty-five (25) fixed-rate mortgage loans (the “Mortgage Loans”) and subordinate interests in two commercial mortgage loans secured by first liens on two hundred sixty-five (265) commercial properties.

The Mortgage Loan secured by the mortgaged property identified on Exhibit B to the Pooling and Servicing Agreement as “CFS Industrial HQ” (the “CFS Industrial HQ Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “CFS Industrial HQ Whole Loan”) that also includes two additional pari passu promissory notes, each of which is not an asset of the Issuing Entity.

Prior to December 23, 2025, the CFS Industrial HQ Whole Loan was being serviced and administered pursuant to a pooling and servicing agreement, dated as of October 1, 2025, among GS Mortgage Securities Corporation II, as depositor, Trimont LLC, as master servicer, Torchlight Loan Services, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

As of December 23, 2025, the CFS Industrial HQ Whole Loan, including the CFS Industrial HQ Mortgage Loan, is being serviced and administered pursuant to a pooling and servicing agreement, an executed version of which is attached hereto as Exhibit 4.1 and which is dated as of December 1, 2025 (the “Benchmark 2025-V19 Pooling and Servicing Agreement”), among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Savings Fund Society, FSB, as trustee, relating to the Benchmark 2025-V19 securitization transaction into which the related CFS Industrial HQ Whole Loan controlling pari passu companion loan is deposited.

The terms and conditions of the Benchmark 2025-V19 Pooling and Servicing Agreement applicable to the servicing of the CFS Industrial HQ Mortgage Loan are substantially similar in all material respects to the servicing terms of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, but will differ in certain respects, as described in the section captioned “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the prospectus (SEC File Number 333-282099-09) filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on December 8, 2025. The Benchmark 2025-V19 Pooling and Servicing Agreement is attached hereto as Exhibit 4.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 4.1	Pooling and Servicing Agreement, dated as of December 1, 2025, among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Savings Fund Society, FSB, as trustee.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 29, 2025	WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.
(Registrant)

	By:	/s/ Anthony J. Sfarra
		Name:	Anthony J. Sfarra
		Title:	President